Registration No. _________
                                                               ICA No. _________

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 13, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                             |X|

                           Pre-Effective Amendment No.__________           | |
                          Post-Effective Amendment No.__________           | |

                                     and/or
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                         |X|

                           Pre-Effective Amendment No.__________           | |
                      Post-Effective Amendment No.______________           | |

                        (Check Appropriate Box or Boxes)

                              THE MP 63 FUND, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                         THE HAUPPAUGE CORPORATE CENTER
                                150 MOTOR PARKWAY
                            HAUPPAUGE, NEW YORK 11788
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (516) 951-0500
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                  Michael Miola
                          American Data Services, Inc.
                         The Hauppauge Corporate Center
                                150 Motor Parkway
                            Hauppauge, New York 11788
--------------------------------------------------------------------------------
                     (Name and Address of Agent For Service)

                                 With a copy to:

                             Thomas R. Westle, Esq.
                             Spitzer & Feldman P.C.
                                 405 Park Avenue
                               New York, NY 10022

                 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE
--------------------------------------------------------------------------------
                 (Approximate Date of Proposed Public Offering)

                             SHARES OF COMMON STOCK
--------------------------------------------------------------------------------
                     (Title of Securities Being Registered)

         It is proposed that this filing will become effective (check appropriate box):

| |  immediately upon filing pursuant to paragraph (b).
| |  on (date) pursuant to paragraph (b).
| |  60 days after filing pursuant to paragraph (a)(1).
| |  on (date) pursuant to paragraph (a)(1).
| |  75 days after filing pursuant to paragraph (a)(2).
| |  on (date) pursuant to paragraph (a)(2) of Rule 485.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                              THE MP 63 FUND, INC.
                       REGISTRATION STATEMENT ON FORM N-1A

              CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A


ITEM NO.     CAPTION IN PROSPECTUS
--------     ---------------------

     1       Front and Back Cover Pages
     2       Investment Objective and Policies
     3       Transaction and Operating Expense Table
     4       Investment Objective and Policies
     5       Dividends and Distributions; Performance Comparisons
     6       Management
     7       How to Purchase Shares; How to Redeem Shares;
             Shareholder Services; Dividends and Distributions;
             Valuation of Shares; Tax Status and General Information
     8       Not Applicable
     9       Not Applicable


             CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
             ----------------------------------------------

     10      Cover Page and Table of Contents
     11      Investment Objective, Policies, and Restrictions
     12      Trustees and Executive Officers
     13      Ownership of Common Stock
     14      Investment Advisory and Other Services
     15      Portfolio Transactions and Allocation of Brokerage
     16      Ownership of Common Stock
     17      Net Asset Value and Public Offering Price
     18      Taxation
     19      Investment Advisory and Other Services
     20      Performance Comparisons
     21      Financial Statements

                              THE MP 63 FUND, INC.



         The MP 63 Fund, Inc.(the "Fund") will accumulate shares in a diverse group of companies that meet the Adviser's criteria for long term accumulation. Every company purchased and held by the Fund offers its shareholders the option to make further investments directly without the assistance of a stockbroker (these investments are made through the company-sponsored dividend reinvestment plan). The Fund seeks to minimize investment risk by accumulating shares on a regular basis in the companies it holds. The Fund believes this strategy will permit it to buy more shares at lower prices. See page __ for a description of this strategy. In addition, the Fund will invest and operate efficiently for the purpose of maintaining Fund expenses at a minimum.

         The Fund is sold without any initial sales load; however, shareholders will be subject to a maximum redemption fee payable to the Fund equal to 2.00% for shares redeemed that are held for less than three years. Shares held for less than five years but more than three years will incur a 1.00% redemption fee.

         This Prospectus, dated _________, 1998, concisely describes the information about the Fund that you ought to have before investing. Please read it carefully before investing and retain it for future reference.

         A Statement of Additional Information ("SAI") about the Fund, dated , 1998, is available free of charge. The address of the Fund is The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, NY 11788 and its telephone number for shareholder inquiries is (800) ___-____) or (516) 951-0500. The SAI has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     TRANSACTION AND OPERATING EXPENSE TABLE

         THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.


SHAREHOLDER TRANSACTION FEES (PAID
     DIRECTLY FROM YOUR INVESTMENT):                                         (1)
Maximum Sales Load Imposed on Purchases (as a                               None
     percentage of the offering price)
Redemption Fee (for shares held less than 3 years)(2)                      2.00%
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS,
     EXPRESSED AS A PERCENTAGE OF NET ASSETS)
Advisory and Administration Fees (3)                                       0.70%
Distribution (12b-1) Fees                                                   None
Other Expenses (4)(5)                                                      0.55%
Total Estimated Fund Operating Expenses (3)(5)                             1.25%

EXAMPLE:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 year -- $______      3 years -- $______

You would pay the following expenses if you did not redeem your shares:

                   1 year --  $______     3 years -- $______


(1) Shareholder accounts that are opened with less than $2,000 or which have an average annual account balance of less than $2,000 as of the end of each calendar year will be charged an account maintenance fee of $10.00 per account, which will be paid to the Administrator.
(2) Shares held less than five years but more than three years will be charged a 1% Redemption Fee. For an explanation of Redemption Fees see page __.
(3) Each of the Adviser and the Administrative receive annual fees equal to 0.35% of the Fund's average daily net assets. The Adviser, from time to time thereafter, may, in its discretion, waive some or all of its advisory fees. The Adviser paid all expenses incurred to organize the Fund and will be responsible for the costs associated with the management of the Fund. See page __ for further discussion of the Adviser.
(4)   Included among Other Expenses are state registration and custody fees.
(5) Other Expenses and Total Estimated Fund Operating Expenses are based on estimated amounts assuming net assets of $10 million in the Fund after waiver of the Adviser's fee.

                        INVESTMENT OBJECTIVE AND POLICIES


INVESTMENT OBJECTIVE

         The Fund seeks to provide investors with long-term capital appreciation. The objective of the Fund is to accumulate shares of common stock of high-quality companies at favorable prices over a period of years. The Adviser will make no effort to time the market and its investment decisions will not be influenced by movement in the stock market in general nor will it respond to the day-to-day ups and downs of the business activities of the companies it holds.

         Unlike other equity mutual funds, the Fund does not view a drop in the value of the shares held by the Fund as a negative occurrence. When the market price of its holdings are relatively low, it will be able to buy more shares than it would if the price were higher. Because the Fund expects to accumulate shares in the same companies over a period of years, such drops in the market prices of any of its holdings give the Fund the ability to buy shares at favorable prices.

         Investors are encouraged to maintain their positions in the Fund for at least five years. Investors redeeming their shares in less than five years will be subject to a redemption fee. See page __. It is anticipated that over any ten-year period the Fund will have accumulated more shares at lower prices than it accumulated at higher prices--thus the long-term investor in the Fund has increased the likelihood of achieving the investment objective and has reduced the risk of negative results.

         The Fund is not intended to be a complete investment program, and there is no assurance that it will achieve its objective. The Fund's investment objective may not be changed without shareholder approval. Specific investment policies employed by the Adviser to achieve the Fund's objective may be changed or eliminated by the Fund's Board of Directors, without shareholder approval. The Fund has also adopted investment restrictions, most of which may not be changed without shareholder approval. See "Investment Objective, Policies and Restrictions" in the SAI.

INVESTMENT POLICIES

         The Fund seeks to achieve its investment objective by investing in a diversified portfolio of common stocks of companies, each of which offers a dividend reinvestment plan. The Fund will have a wide representation among industries. The Fund, which is based in part on the Moneypaper 63 Stock Index, will invest in the 63 companies identified by its investment adviser, The Moneypaper Advisor, Inc. ("the Adviser") as having favorable investment characteristics, including growth in earnings, continuous history of paying dividends, low debt ratios and prospects for future growth.

         The Adviser continually monitors the Fund's portfolio to ensure that the companies comprising the portfolio continue to meet the investment criteria. The Adviser's disciplined investment approach differs from certain more "actively managed" equity funds because the Adviser is not buying or selling shares of portfolio companies based on swings in economic or market conditions. The Fund, however, should not be confused with, and is not intended to be, an index fund. The Fund will follow closely the Moneypaper's MP 63 Stock Index. See page __ for a description of such Index; however, the Adviser reserves the right to make independent investment management decisions regarding the composition of the Fund's portfolio, as well as the weightings of the individual stocks or the industries in which the Fund will invest.

         The Fund expects to receive investments on an on-going basis and will be making regular investments in the companies it already holds. This process results in a strategy similar to that of dollar-cost averaging. By utilizing this strategy when investing additional funds or reinvesting the Fund's dividends for its shareholders and by minimizing portfolio turnover, the Adviser believes that the Fund will maximize accumulation, thereby compounding its value. At its onset, the Fund's assets will be allocated among the common stocks of 63 companies according to the then-current composition of the MP 63 Stock Index. To the extent possible, the Adviser will ensure that equal dollar amounts are invested in each company thereafter.

         The Adviser believes that the combination of this strategy of investing equal dollar amounts in each company, together with a secondary investment strategy it calls "INVEST%", which identifies companies that have market prices that are closer to their 52-week high or low and suggests a percentage of the usual dollar amount to be invested based on such market price, the Fund will be able to achieve its investment objective. In general, equal dollar amounts will be invested by the Adviser to acquire additional shares of common stock of portfolio companies on a monthly basis, with only a relatively small percentage of the Fund's assets remaining in cash to meet redemptions. At the end of each calendar quarter, the Adviser will invest any excess uninvested cash in those companies that have the highest INVEST%, if deemed appropriate by the Adviser on an individual basis.

         The Fund may invest a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements to maintain liquidity to meet redemptions or pending selection of investments in accordance with its policies. For the period that the Fund may have invested any portion of its assets in money market funds, shareholders of the Fund will be subject to duplicative management fees.

RISK CONSIDERATIONS

         As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions, and other factors, the Fund cannot give any assurance that its investment objective will be achieved. In addition, you should be aware that the Fund has no operating history and that the Adviser has no prior experience in acting as an investment adviser to a mutual fund.

MP 63 STOCK INDEX

         The Moneypaper 63 Stock Index was created by The Moneypaper, Inc. at the start of 1994 in order to track a representative sampling of companies that offer dividend reinvestment plans ("DRPs"). With an emphasis on quality and diversity, the Index contains companies that can easily serve as "core" holdings in any portfolio, and typify the long-term aims of the small investor who uses DRPs to build wealth. The result is a mixture of industrial companies, utilities, and transportation firms and runs the gamut from pharmaceuticals to retailers. Included are blue chip companies, banks, food companies and other companies that should do well over the long-term.

         The MP 63 Index is equally weighted among companies, regardless of size, and basically follows the fate of $100 investments in each company, with dividends reinvested, individually and in the aggregate. Each company has its own "index", regardless of price level or stock split history, and the overall index is the aggregate performance of all stocks. When an individual company has a reading of 200, it has doubled the value of its initial investment, which was made at the start of 1994, turning $100 into $200. When the MP 63 passed the 200 level, as it did on June 6, 1997, it meant that an initial investment of $6,300 ($100 in each company) had achieved a value of over $12,600.

         The MP 63 Index is designed to demonstrate and encourage individual investors to achieve long-term wealth by investing in a diverse group of companies, which decreases risk, and to focus on high-quality, investor-friendly firms that offer DRPs. The companies included require ownership of just one share to enroll in their plan and charge minimal fees, which might otherwise erode the investor's return.

PORTFOLIO TURNOVER

         Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and investment in other securities. These transactions may also result in the realization of taxable capital gains, some or all of which may be short-term capital gains not eligible for favored tax treatment. As a result of the Fund's investment policies, the Adviser believes that its portfolio turnover rate will be lower than that of most other equity mutual funds. In general, the Fund's portfolio turnover rate is expected to be less than 20%.

DIVERSIFICATION

         The Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets,
(a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of its total assets is not subject to this restriction. To the extent that the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

OTHER INVESTMENT PRACTICES

         SECURITIES LENDING. The Fund may lend portfolio securities amounting to
         ------------------
not more than 25% of its assets to broker-dealers. These transactions must be fully collateralized at all times with cash and short-term debt obligations. These transactions involve risk to the Fund only if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements
         ---------------------
collateralized by the securities in which it may invest. A repurchase agreement involves the purchase by the Fund of securities with the condition that the original seller (a bank or broker-dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss.

         BORROWING. The Fund may borrow money from banks for temporary or
         ---------
emergency purposes in order to meet redemption requests. The reason the Fund might borrow would be to avoid selling a portion of its investments at a time when it may be disadvantageous to do so. Interest paid by the Fund on borrowed funds would decrease its net earnings.

                                   MANAGEMENT

BOARD OF DIRECTORS

         The Fund's Board of Directors has the primary responsibility for overseeing the overall management of the Fund and electing its officers. The Fund's Board of Directors is comprised of the following five persons: Ted S. Gladstone, President, Gladstone Development Corporation; Gloria L. Schaffer, retired since 1996; prior thereto from 1991-1995, Commissioner of Consumer Protection for the State of Connecticut; Harold G. Weinreb, Consultant since 1987; prior thereto from 1966 to 1987, employed by W.R. Grace & Co.; Vita Nelson, Chief Executive Officer of The Moneypaper, Inc.; and Michael Miola, Chief Executive officer of American Data Services, Inc.

INVESTMENT ADVISER

         The Moneypaper Advisor, Inc. (the "Adviser") has been retained under an Investment Advisory Agreement with the Fund to act as the Fund's investment adviser subject to the authority of the Board of Directors. Vita Nelson, David Fish and Rod Drysdale will be responsible for the overall management of the Fund's portfolio.

         Ms. Nelson's first job in the financial industry was as a bond trader at Granger & Co., in New York, where she made a market in municipal bonds. She is the Chief Executive Officer of The Moneypaper, Inc. and the editor and publisher of four well- respected financial publications. Ms. Nelson has, among her achievements, popularized the use of dividend reinvestment plans (DRPs). These plans accept investments from individuals directly (thereby permitting the individual to bypass brokers).

         THE MONEYPAPER'S GUIDE TO DIVIDEND REINVESTMENT PLANS is the acknowledged authority on the operations of company-sponsored direct investment plans. The Guide provides eligibility criteria and plan features of more than 1,100 companies that accept direct investments. In addition, Ms. Nelson is the Editor and Publisher of THE DRP AUTHORITY, DIRECT INVESTING, as well as THE MONEYPAPER, which began publishing in 1981 as a monthly guide for the self-reliant investor.

         Mr. Fish is the Executive Editor of three publications of The Moneypaper, Inc.: THE MONEYPAPER, DIRECT INVESTING, and THE DRP AUTHORITY. He is responsible for the daily management of the MP 63 Stock Index and his responsibilities at The Moneypaper Inc. include research, editing, and revising THE MONEYPAPER'S GUIDE TO DIVIDEND REINVESTMENT PLANS. Prior to joining The Moneypaper, Inc. in 1994, Mr. Fish was a Senior Accountant with Thom McAnn Shoe Company since 1974. Mr. Fish graduated magna cum laude with a BS in Business Administration from Worcester State College, Worcester, MA (1974).

         Mr. Drysdale is the Chief Financial Officer of Temper of the Times Communications, Inc., a registered broker-dealer, an affiliate of the Adviser. From 1989 through 1998, Mr. Drysdale was employed by Citibank, N.A. in both its retail banking and brokerage services division. He earned a BS in Finance from the University of Vermont in 1989.

         The Adviser furnishes the Fund with investment advice and supervises the Fund's management and investment programs. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. In addition, the Adviser pays the salaries and fees of all officers of the Fund who are affiliated with the Adviser.

         Under the Investment Advisory Agreement, the Fund pays the Adviser a monthly advisory fee equal, on an annual basis, to 0.35% of its average daily net assets. The Adviser may, from time to time, voluntarily waive a portion of its fees.

CODE OF ETHICS

         The Fund and the Adviser have adopted a Code of Ethics, that restricts personal investing practices by employees of the Adviser and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Fund's portfolio obtain preclearance before executing personal trades. With respect to Ms. Nelson and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the Fund and its shareholders come before the interests of the people who manage the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         Portfolio transactions for the Fund will generally be executed with broker-dealers on an agency basis. The Adviser will be responsible for placing all orders for purchases and sales of the Fund's securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to the Fund as well as to the Adviser and its affiliates. Subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund's shares (and of those of future series of the Fund) as a factor in the selection of broker-dealers. In addition, any portfolio transactions for the Fund that are executed on an agency basis may be effected through an affiliate of the Adviser. For more information, see "Portfolio Transactions and Allocation of Brokerage" in the SAI.

FUND ADMINISTRATOR

         The Fund's Administrator is American Data Services, Inc. ("ADS" or the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, NY 11788, and is primarily in the business of providing administrative, fund accounting, and stock transfer services to retail and institutional mutual funds with approximately $6 billion in total assets through its offices in New York, Denver, Tampa, and Bermuda.

         Pursuant to an Administrative Service Agreement with the Fund, the Administrator provides all administrative, transfer agency, and fund accounting services necessary for the Fund, subject to the supervision of the Board of Directors.

         For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee which is based on its average net assets. If the Fund's average daily net assets are: less than $75 million, the Administrator's fee is equal to 0.35% of its average daily net assets; between $75 million and $200 million, the Administrator's fee is equal to 0.30% of such assets; between $200 million and $500 million, the Administrator's fee is equal to

0.25% of such assets; between $500 million and $1 billion, the Administrator's fee is equal to 0.20% of such assets; and in excess of $1 billion, the Administrator receives a fee equal to 0.10% of the Fund's average daily net assets. The Fund also reimburses the Administrator for printing, postage, and telephone costs.

TERMINATION

         Both the Investment Advisory Agreement and the Administrative Service Agreement are terminable with cause by the Board of Directors of the Fund, the Adviser, or the Administrator, on thirty days' written notice. The Investment Advisory Agreement will terminate automatically in the event of an "assignment" as defined by the Investment Company Act. The Administrative Service Agreement, however, may be assigned provided the non-assigning party has given prior written consent. Each Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board of Directors for one-year periods thereafter. Each Agreement provides that in the absence of willful misfeasance, bad faith or negligence on the part of the Adviser or the Administrator, or reckless disregard of its obligations thereunder, the Adviser or the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

DISTRIBUTOR

         American Data Distributors, Inc. ("the Distributor"), an affiliate of the Administrator, has entered into a distribution agreement with the Fund to serve as distributor for the Fund's shares. There is no fee paid to the Distributor for serving in this capacity.

         The Adviser and/or the Administrator may, out of its own assets, pay for certain expenses incurred in connection with the distribution of Fund shares. In particular, either or both entities may make payments out of its own assets to sales representatives and broker-dealers in connection with sales of Fund shares. See "How to Purchase Shares - Purchase Price."

EXPENSES

         The Fund pays certain operating expenses directly, including, but not limited to custodial, auditing, and legal fees; fees of the independent directors; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering its shares for sale under federal and state securities laws. See the SAI for a more detailed discussion of independent director compensation.


                             HOW TO PURCHASE SHARES

GENERAL PURCHASE INFORMATION

         The minimum initial investment in the Fund is $1,000. The Fund may waive or reduce the minimum for certain retirement and employee savings plans or custodial accounts for the benefit of minors. The Fund's shares may be purchased at its net asset value from the Distributor, from other broker-dealers which are members of the NASD, and certain financial institutions each of which has entered into selling agreements with the Distributor.

         When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined. The Fund's net asset value is determined at 4:15 on each business day. If an order is placed with the Distributor, other broker-dealer, or financial institution, the broker-dealer or other financial institution is responsible for promptly transmitting the order to the Fund's Transfer Agent/Administrator.

         Shares of the Fund may be purchased by opening an account either by mail, by phone or, to the extent available and permitted by applicable law, by use of the Internet. Shares are deemed to be purchased as of the time of determination of the Fund's net asset value on the day the purchase order for the purchase of its shares is received in good form by the Fund or the Administrator.

         Investors may make systematic investments in fixed amounts automatically on a monthly basis through the Fund's Automatic Investment Plan. The Adviser believes that the use of this Plan by shareholders should be for budgetary purposes and not for the purpose of investing through an investor's individual dollar-cost averaging strategy. Additional information is available from the Distributor.

PURCHASES BY TELEPHONE

         To open an account by telephone, you must first call (516)951- 0500 [(800) ___-____] to obtain an account number and instructions. Information concerning the account will be taken over the phone. Subject to acceptance by the Administrator, shares of the Fund may be purchased by wiring immediately available federal funds (subject to the minimum investment) to The Chase Manhattan Bank from your bank, which may charge a fee for doing so (see instructions below). You should provide your bank with the following information for purposes of wiring your investment:

                           The Chase Manhattan Bank
                           Huntington, New York
                           ABA# 021000021
                           Account# _______________
                           F/B/O MP 63 Fund

                           Shareholder Acct. No.

         You are required to mail a signed application to the Fund's Transfer Agent/Administrator at the address listed below in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the Custodian and the Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received by the Distributor or the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent/ Administrator. At present, there is no fee for the receipt of wired funds, but the Fund reserves the right to charge shareholders for this service.

PURCHASES BY MAIL

         Subject to acceptance by the Fund's Administrator, an account may be opened by completing and signing an account application and mailing it, together with a check (subject to the Fund's minimum investment) payable to:

                           MP 63 Fund
                           c/o American Data Services, Inc.
                           P.O. Box 5536
                           Hauppauge, NY 11788-0132

         Payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share next determined after receipt. In the event that there are insufficient funds to cover a check, the shareholder or prospective investor will be assessed a $15.00 charge.

ADDITIONAL INVESTMENTS

         Additional investments may be made at any time (subject to the minimum subsequent investment of $100; $50 for purchases made using the Fund's Automatic Investment Plan) by purchasing shares of the Fund at net asset value. This may be done by mailing a check to the Fund at the address noted under "Purchases by Mail" or by wiring monies to the clearing bank, as outlined above, with which the shareholder has an account and which is a member of the Federal Reserve System with instructions to transmit federal funds by wire to the Fund.

OTHER PURCHASE INFORMATION

         Investors should be aware that the Fund's account application contains provisions in favor of the Fund, the Transfer Agent, the Distributor, and certain of the Distributor's affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

         The Fund must receive an order and payment by the close of business for the purchase to be effective. If funds are received after the close of business (__ p.m.), the purchase will become effective on the next business day.

         All purchases of the Fund's shares will be made in full and fractional shares calculated to three decimal places. The Fund will not issue stock certificates evidencing ownership of Fund shares.

         Shares of the Fund may also be sold to corporations or other institutions, such as trusts, foundations, or broker-dealers, purchasing for the accounts of others ("shareholder organizations"). Investors purchasing and redeeming Fund shares through a shareholder organization may be charged a transaction- based fee or other fee for the services of such organization. Each shareholder organization is responsible for transmitting to its customers a schedule of any such fees and information relating to any additional or different conditions regarding purchases and redemptions. Customers of shareholder organizations should read this Prospectus in light of the terms governing accounts with their organization.

                              HOW TO REDEEM SHARES

GENERAL REDEMPTION INFORMATION

         You may redeem all or a portion of your shares on any day that the Fund values its shares (please refer to "Valuation of Shares" below for more information). Your shares will be redeemed at the net asset value next determined after receipt of your instructions in good form as explained below. The Fund's net asset value will fluctuate on a daily basis. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

         If authorized in the account application, you either may contact by telephone the Transfer Agent, your broker-dealer, or your financial institution with an oral request or send a written request to these parties. This request should contain: the dollar amount or number of shares to be redeemed, your Fund account number, and either a Social Security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign.

SIGNATURE GUARANTEES

         No signature guarantee is required for redemptions in an amount less than $2,500. To protect shareholder accounts, the Fund, and its Transfer Agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) any redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) or the registered address, and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations, and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at (516) 951-0500 (800)___-____ for further details.

BY MAIL

         The Fund will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of the Fund is determined as of 4:15 p.m., New York time, on each day that the New York Stock Exchange, Inc. (the "NYSE"), the Fund, and the Distributor are open for business. Requests should be addressed to: MP 63 Fund, c/o American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788-0132.

         Requests in "good order" must include the following documentation:

         (a) a letter or standard form of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

         (b) any required signature guarantees (see "Signature Guarantees" below); and

         (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans, and other organizations.

BY TELEPHONE

         Provided the Telephone Redemption Option has been authorized, a redemption of shares may be requested by calling the Fund's Transfer Agent at
(800) _______ and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Fund and its Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its Transfer Agent to be genuine.

         The Transfer Agent's records of such telephone instructions are binding and each shareholder, and not the Fund or its Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification information prior to acting upon instructions received by telephone.

PAYMENT OF REDEMPTION PROCEEDS

         After your shares have been redeemed, proceeds will normally be paid within three business days. In no event will payment be made more than seven days after receipt of your order in good form, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the NYSE. Payment of redemption proceeds may also be delayed if the shares to be redeemed were recently purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such check has cleared the banking system (normally up to 15 days from the purchase date).

         If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

INVOLUNTARY REDEMPTION

         The Fund reserves the right to redeem your account at any time the net asset value of the account falls below $500 as the result of a redemption request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.

REDEMPTION FEE

         The Fund is designed for long-term investors. It is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Fund's investment program. Short- term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up the Fund's transaction costs -- measured by both commissions and bid/ask spreads -- which are borne by the remaining long-term investors. For these reasons, the Fund assesses a 2.00% fee on the redemption of shares held for less than three years. This fee is reduced to 1% for shares held for more than three years but less than five years and no fee is charged for shares held for more than five years. Redemption fees will be paid to the Fund to help offset transaction costs. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans (such as 401(k), 403(b), 457, Keogh, profit sharing plans, and money purchase Pension Plans). This fee also does not apply to shares held in IRA accounts.

         To calculate redemption fees, the Fund will use the first-in, first-out
(FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than five years, a redemption fee will be assessed. In determining the "five year" or "three year" provision, the Fund will use the anniversary date of a transaction. Thus, for example, shares purchased on January 1, 1999, will be subject to a 2% fee if they are redeemed on or prior to December 31, 2001. Shares redeemed on or after January 1, 2004, will not be subject to any redemption fee.

                              SHAREHOLDER SERVICES

         We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you.

AUTOMATIC INVESTMENT PROGRAM

         You can automatically transfer $50 or more per month from your bank, savings and loan, or other financial institution to purchase additional shares. Contact the Distributor or your broker-dealer, financial institution or the Transfer Agent to obtain authorization forms or for additional information.

TELEPHONE TRANSACTION PRIVILEGES

         Shareholders purchasing shares directly from the Fund will hold their shares with the Fund's Transfer Agent. However, whether you hold your shares in an account with the Transfer Agent, your broker-dealer or financial institution, you may authorize telephone transaction privileges by completing the required form. Contact the Transfer Agent, your broker-dealer, or financial institution for an application or for more details. It may be difficult to reach the Fund by telephone during periods when market or economic conditions foster an unusually large volume of telephone requests. Although the Adviser believes that this would not be an advantageous time to redeem your shares, you may still elect to do so. If you cannot reach the Fund by telephone, you should contact your broker-dealer, financial institution or issue written instructions to the Transfer Agent at P.O. Box 5536, Hauppauge, New York 11788-0132. The Fund reserves the right to suspend or terminate its telephone services at any time without notice.

TAX-QUALIFIED RETIREMENT PLANS

         The Fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

         | |   Individual Retirement Accounts ("IRAs"): simple IRAs, Roth
               IRAs, Education IRAs, or any other form of IRA permitted by law;

         | | 403(b) plans for employees of public school systems and non-profit organizations; or

         | |   401(k) plans;

         | | Profit-sharing plans and pension plans for corporations and employees.

         You can also transfer your tax-deferred plan to us from another fund or custodian. The shareholder bears the responsibility for any tax obligations incurred, such as with respect to the conversion of a tax-deductible IRA to a Roth IRA. Call or write to us for a Request to Transfer form.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

         The Administrator, on behalf of the Fund, will mail you confirmations of all of your purchases or redemptions of Fund shares. If there is no activity in your Fund account, you will receive account statements on a quarterly basis. This information will be provided to you from either the Distributor, your broker-dealer, your financial institution, or the Transfer Agent. In addition, you will receive various IRS forms after the first of each year detailing important tax information, and the Fund is required to supply annual and semi-annual reports that list securities held by the Fund and include its then current financial statements.


                           DIVIDENDS AND DISTRIBUTIONS

         The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually. Distributions from capital gains are made after applying any available capital losses and/or capital loss carryovers.

         As a shareholder in the Fund, you may choose from among three distribution options:

         o     Reinvest all distributions in additional shares;

         o Receive distributions from net investment income in cash while reinvesting capital gains distributions, if any, in additional shares; or

         o     Receive all distributions in cash.

         You can change your distribution option by notifying the Fund in writing. If you do not select an option when you open your account, all distributions will be reinvested in additional shares. You will receive a statement confirming reinvestment of distributions in additional shares promptly following the end of each calendar year.

         If a check representing a distribution is not cashed within a specified period (generally 3 months), the Transfer Agent will notify you that you have the option either of requesting another check or of reinvesting the distribution in the Fund. If the Transfer Agent does not receive your election, the distribution will be reinvested in the Fund. Similarly, if correspondence sent by the Fund or the Transfer Agent is returned as "undeliverable," all Fund distributions will automatically be reinvested in the Fund. Be sure to send the Transfer Agent notification of any change of address.


                               VALUATION OF SHARES

         The Fund computes its net asset value (or price per share) on each day the NYSE is open for business. The calculation is made as of the regular close of the Exchange (currently 4:15 p.m., New York time).

         Portfolio securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are stated at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. The pricing service determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.

         Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors.

                                   TAX STATUS

         The Fund is treated as a corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to qualify and to elect to be treated as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent that it distributes its taxable income to shareholders.

         Distributions of income by the Fund are generally taxable to shareholders as ordinary income. Certain Fund distributions may be considered as short- or long-term capital gain. Interest income from direct investment by noncorporate taxpayers in U.S. Government obligations (but not repurchase agreements) generally is not subject to state taxation. However, some states may tax mutual fund dividends attributable to such income. The Transfer Agent will send a notice to each shareholder (Form 1099 or 1099 substitute) advising the shareholder of any taxable income or capital gains distributed by the Fund for each taxable year.

         A sale of Fund shares is a taxable event that may result in a capital gain or loss.

         For a more detailed discussion of the federal income tax consequences of investing in shares of the Fund, see "Taxation" in the SAI. Before investing in the Fund, you should consult your tax adviser regarding the consequences of your local and state tax laws.


                             PERFORMANCE COMPARISONS

         Advertisements and other sales literature may refer to the Fund's total return. The total return for the one-, five- and 10- year periods (or for the life of the Fund until the Fund is in existence for such longer periods) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the public offering price, plus any applicable sales load. Total return may also be presented for other periods.

         All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, and Fund operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.

         Quotations of investment performance for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. Fund performance may be compared with that of various indexes.

         For additional information regarding comparative performance information and the calculation of total return, see "Performance Comparisons" in the SAI.


                               GENERAL INFORMATION

         The Fund is a diversified, open-end management investment company which was incorporated under the laws of the State of Maryland on ___________, 1998. The Fund's business and affairs are managed by its officers under the direction of its Board of Directors. The Fund currently offers its shares in one series, which is being offered for sale in this prospectus. The Board of Directors is authorized under the Fund's Articles of Incorporation to issue additional series of the Fund's common stock (" the shares") without shareholder approval in order to create any additional mutual funds. In addition, the Board of Directors may, without shareholder approval, create and issue one or more classes of shares within each series. This will not cause any dilution to existing shareholders.

         All shares of the Fund, when issued, will be fully paid and nonassessable and will be redeemable. They can be issued as full or fractional shares. A fractional share has, pro rata, the same rights and privileges as a full share. The shares possess no preemptive or conversion rights. The shares of the Fund will share ratably in the dividends of the Fund, if any, as may be declared by the Board of Directors, and in the distribution of any net assets upon liquidation of the Fund, after the payment of all debts and liabilities of the Fund.

         Each share of the Fund has one vote (with proportionate voting for fractional shares) regardless of the relative net asset values of the Fund's shares. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of the Board of Directors can elect all of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

         Except as may be required under the Investment Company Act, the Fund will not necessarily hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of members of the Board of Directors or the appointment of auditors. However, pursuant to the Fund's Bylaws, the holders of shares representing at least 10% of the Fund's total outstanding shares may request that the Fund hold a special meeting of shareholders. The Fund will assist in the communication with other shareholders. In addition, the Investment Company Act requires a shareholder vote for all amendments to the Fund's fundamental investment objective and policies and investment restrictions and for any amendments to investment advisory contracts.

         The Fund reserves the right to amend any of its nonfundamental policies, practices, and procedures described in this Prospectus, including the SAI, without shareholder approval.


                  CUSTODIAN, TRANSFER AGENT, AND DIVIDEND AGENT

         [Star Bank, N.A.] serves as custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. American Data Services, Inc., the Fund's Administrator, also acts as the Fund's Transfer Agent and Dividend Disbursing Agent.


                        COUNSEL AND INDEPENDENT AUDITORS

         Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Spitzer & Feldman P.C., 405 Park Avenue, New York, NY 10022. ______________ _______________________________________ have been selected as independent accountants for the Fund.

                                                      Registration No. _________

        THE MP 63 FUND, INC.                                          PROSPECTUS

        INVESTMENT ADVISER
    MONEYPAPER ADVISERS, INC.


ADMINISTRATOR, TRANSFER AGENT AND
   SHAREHOLDER SERVICING AGENT
   AMERICAN DATA SERVICES, INC.

            DISTRIBUTOR
 AMERICAN DATA DISTRIBUTORS, INC.

             CUSTODIAN
         [STAR BANK, N.A.]

      INDEPENDENT ACCOUNTANTS


          LEGAL COUNSEL                                     THE MP 63 FUND, INC.
      SPITZER & FELDMAN P.C.




TABLE OF CONTENTS                                   PAGE
Introduction.......................................... 1
Transaction and Operating
 Expense Table........................................ 2
Investment Objective and
 Policies............................................. 3
Management............................................ 7
How to Purchase Shares................................11
How to Redeem Shares..................................13
Shareholder Services..................................17
Dividends and Distributions...........................18
Valuation of Shares...................................19
Tax Status............................................20
Performance Comparisons...............................20
General Information...................................21        ----------, 1998
Custodian, Transfer Agent and
 Dividend Agent.......................................22
Counsel and Independent Auditors......................22

                                MP 63 FUND, INC.





                       STATEMENT OF ADDITIONAL INFORMATION


                           --------------------, 1998



                                TABLE OF CONTENTS


                                                                            PAGE

Investment Objective, Policies and Restrictions...............................2
Directors and Executive Officers..............................................4
Investment Advisory and Other Services........................................6
Portfolio Transactions and Allocation of Brokerage...........................10
Taxation.....................................................................11
Ownership of Shares..........................................................13
Dividends and Distributions..................................................14
Net Asset Value .............................................................14
Performance Comparisons......................................................14
Counsel and Independent Accountants..........................................17
Other Information............................................................17
Financial Statements.........................................................18


         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated ----------- , 1998. A copy of the Prospectus may be obtained from the Fund at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788 or telephone
(516) 951-0500.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS


         The Fund is an open-end, diversified management investment company. The Fund's investment objective and a summary of its investment policies are set forth in the Prospectus. Additional information regarding the Fund's investment policies and restrictions is set forth below.

      INVESTMENT POLICIES
      -------------------

         The following paragraphs provide a more detailed description of the investment policies identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

         REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A
         ---------------------
repurchase agreement involves the purchase by the Fund of the securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the Fund's collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

         SECURITIES LOANS. The Fund may make secured loans of its portfolio
         ----------------
securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.

INVESTMENT RESTRICTIONS

         In addition to the investment objective and policies set forth in the Prospectus and in this Statement of Additional Information, the Fund is subject to certain fundamental and non- fundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed with respect to the Fund, without the vote of a majority of the Fund's outstanding shares. Non-fundamental investment restrictions of the Fund may be changed by the Board of Directors.

         As fundamental investment restrictions, the Fund will not:

         1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction also does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

         2. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, as a result, as to 75% of the Fund's total assets, more than 5% of its net assets would be invested in the securities of one issuer or the Fund would hold more than 10% of the outstanding voting securities of any one issuer.

         3. Issue any senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), other than as set forth in restriction number 4 below.

         4. Borrow amounts in excess of 10% of the cost or 5% of the market value of its total assets, whichever is less, and then only from a bank and as a temporary measure for extraordinary or emergency purposes. To secure any such borrowing, the Fund may pledge or hypothecate not in excess of 15% of the value of its total assets.

         5. Purchase or sell real estate, commodities or commodity futures contracts.

         6. Act as an underwriter of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

         7. Engage in any short-selling operations.

         8. Lend money other than through the purchase of debt securities in accordance with its investment policies.

         9. Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads, except as permitted by the Fund under its investment policies.

         10. Acquire or retain more than 5% of the securities of any other investment company.

         The Fund is also subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Directors without shareholder approval.

         The Fund will not:

         1. Acquire securities for the purpose of exercising control over management.

         2. Invest more than 15% of its net assets in illiquid securities.

         Unless otherwise indicated, percentage limitations included in the restrictions apply at the time the Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.



                        DIRECTORS AND EXECUTIVE OFFICERS


         The following table contains information concerning the directors and officers of the Fund and their principal occupations during the past five years. Directors who are interested persons, as defined by the 1940 Act, are indicated by asterisk.

                                 POSITIONS HELD          PRINCIPAL OCCUPATION
NAME AND ADDRESS                  WITH WITH THE          LAST FIVE YEARS
                                       FUND
[Projected Disinterested
Directors]

Ted S. Gladstone - Age 56           Director            President, Gladstone
183 Round Hill Road                                     Development
Greenwich, Connecticut 06831                            Corporation.

Gloria L. Schaffer - Age 68         Director            Retired since 1996;
51 Tumblebrook Road                                     Prior thereto from
Woodbridge, Connecticut 06525                           1991-1995, Commissioner
                                                        of Consumer Protection
                                                        for the State of
                                                        Connecticut
Harold G. Weinreb - Age 62          Director            Consultant since 1987;
112 Brite Avenue                                        Prior thereto from 1966
Scarsdale, New York 10583                               to 1987, employed by
                                                        W.R. Grace & Co., most
                                                        recently as Director,
                                                        Corporate Engineering
                                                        from 1977-1987.
*Vita Nelson - Age 60               Chairman of the     Chief Executive Officer
 l0l0 Mamaroneck Avenue             Board of            of the Moneypaper, Inc.
 Mamaroneck, New York 10543         Directors, Chief
                                    Executive
                                    Officer and
                                    Director

*Michael Miola - Age 46             Director            Chief Executive Officer
 The Hauppauge Corporate Center                         of American Data
 150 Motor Parkway                                      Services, Inc.
 Hauppauge, New York  11788


                      (Insert Exec. Officer's Biographies)


         The members of the Audit Committee of the Board of Directors are Ted S. Gladstone, Gloria Schaffer and Harold Weinreb. _______ acts as the chairperson of such committee. The Audit Committee oversees the Fund's financial reporting process, reviews audit results and recommends annually to the Fund a firm of independent certified public accountants.

         Those Directors who are officers or employees of the Adviser, the Administrator or their affiliates receive no remuneration from the Fund. Each disinterested Director receives a fee from the Fund for each regular quarterly and in-person special meeting of the Board of Directors attended. Each Member of the Board who is not affiliated with the Adviser or the Administrator receives $5,000 per year for serving as a director of the Fund. In addition, each Director who is not affiliated with the Adviser or the Administrator is reimbursed for expenses incurred in connection with attending meetings.

         The following table sets forth the estimated compensation expected to be received by each director from the Fund during the fiscal year ended , 1999.




                                     AGGREGATE ESTIMATED
DIRECTOR                          COMPENSATION FROM THE FUND

Ted S. Gladstone                          $5,000
Gloria Schaffer                           $5,000
Harold Weinreb                            $5,000
Vita Nelson                                 $0
Michael Miola                               $0



                     INVESTMENT ADVISORY AND OTHER SERVICES

         The investment adviser for the Fund is The Moneypaper Advisor, Inc. (the "Adviser"). The Adviser will act as such pursuant to a written agreement which, after its initial two-year period, must be annually re-approved by the Board of Directors. The address of the Adviser is 1010 Mamaroneck Avenue, Mamaroneck, New York 10543.

CONTROL OF THE ADVISER

         The stock of the Adviser is owned by The Moneypaper, Inc., of which Vita Nelson is the majority shareholder.

INVESTMENT ADVISORY AGREEMENT

         The Adviser acts as the investment adviser of the Fund under an Investment Advisory Agreement which has been approved by the Board of Directors (including a majority of the Directors who are not parties to the agreement, or interested persons of any such party).

         The Investment Advisory Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors or by vote of a majority of the Fund's outstanding voting securities on not more than 30 days' written notice to the Adviser, and by the Adviser on 30 days' written notice to the Fund. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only if such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding shares of the Fund, provided that in either event such continuance is also approved by a vote of a majority of the Directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

         Pursuant to its Investment Advisory Agreement, the Fund will pay the Adviser monthly an advisory fee equal, on an annual basis, to 0.35% of its average daily net assets. The Adviser may waive a portion of its fees from time to time.

         Under the Investment Advisory Agreement, the Adviser provides the Fund with advice and assistance in the selection and disposition of the Fund's investments. All investment decisions are subject to review by the Fund's Board of Directors. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers of the Fund.


ADMINISTRATOR

         The Administrator for the Fund is American Data Services, Inc. (the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds through its offices in New York, Denver and Bermuda.

         Pursuant to an Administrative Service Agreement with the Fund, the Administrator provides all administrative services necessary for the Fund, subject to the supervision of the Board of Directors. The Administrator also acts as the Fund's transfer agent and dividend disbursing agent. The Administrator will provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

         The Administrative Service Agreement is terminable with cause by the Board of Directors of the Fund or the Administrator on thirty days' written notice and may be assigned provided the non- assigning party provides prior written consent. The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board of Directors for one-year periods thereafter. The Agreement provides that in the absence of willful misfeasance, bad faith or negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Under the Administrative Service Agreement, the Administrator provides all administrative services, including, without limitation: (i) provides entry of all data from shareholders' applications; (ii) provides services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (iii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iv) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Fund's tax returns, and preparing reports to the Fund's shareholders and the Securities and Exchange Commission; (v) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (vi) preparing notices and agendas for meetings of the Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vii) monitoring daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

         The Administrator also provides the Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's Custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

ADMINISTRATOR'S FEES

         For the administrative, fund accounting, transfer agent and disbursing agent services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee based on the Fund's average net assets. The Fund also pays the Administrator for out-of-pocket expenses for printing, postage and telephone costs.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

         [Star Bank, N.A.] serves as custodian for the Fund's cash and securities. Pursuant to a Custodian Agreement, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.

DISTRIBUTION AGREEMENT

         Pursuant to a Distribution Agreement, American Data Distributors, Inc. (the "Distributor") has agreed to act as the principal underwriter for the Fund in the sale and distribution to the public of shares of the Fund, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold.

OTHER EXPENSES

         The Fund pays certain operating expenses that are not assumed by the Adviser, the Administrator, or any of their respective affiliates. These expenses, together with fees paid to the Adviser and the Administrator are deducted from income of the

Fund before dividends are paid. These expenses include, but are not limited to, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations, fees and expenses of officers and Directors who are not affiliated with the Adviser, the Administrator or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, and

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         The Fund's assets are invested by the Adviser in a manner consistent with its investment objectives, policies, and restrictions and with any instructions the Board of Directors may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

         U.S. Government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

         In placing orders for the purchase and sale of portfolio securities for the Fund, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Directors may issue from time to time. The Adviser will select broker-dealers, including Temper of the Times Communications, Inc., its affiliates, to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution.

         Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive brokerage and research services and other similar services from many broker-dealers with which the Adviser may place the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Adviser. Where the services referred to above are not used exclusively by the Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use.

         As permitted by Section 28(e) of the 1934 Act, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Adviser's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Directors may adopt from time to time. The Adviser does not currently intend to cause the Fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, the Adviser will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.


                                    TAXATION

         The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue

Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not incur federal income or state taxes on its net investment income and on net realized capital gains to the extent distributed as dividends to shareholders.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

         Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from the Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from interest on short-or long-term capital gains from the Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by the Fund. A distribution will be treated as paid on December 31st of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

         Distributions paid by the Fund from net long-term capital gains (excess of long-term capital gains over long-term capital losses), if any, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Distributions paid by the Fund from net short-term capital gains (excess of short-term capital gains over short-term capital losses), if any, whether received in cash or reinvested in additional shares are taxable as ordinary income. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Realized capital gains are not expected to be a significant or predictable part of the Fund's investment return.

         A sale of the Fund's shares is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares, a checkwriting redemption, or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

         Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

         Ordinarily, distributions and redemption proceeds earned by the Fund shareholder are not subject to withholding of federal income tax. However, 31% of the Fund's distributions and redemption proceeds must be withheld if the Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

         The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Fund is a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.


                               OWNERSHIP OF SHARES

         Each share has one vote in the election of Directors. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Directors.

         On ------------, 1998, the Adviser invested $100,000 in shares of the Fund at $10.00 per share, as seed capital. The Adviser will control the Fund until public shareholders come into the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

         Net investment income, if any, is declared as dividends and paid annually. Substantially all the realized net capital gains for the Fund, if any, are also declared and paid on an annual basis. Dividends are payable to shareholders of record at the time of declaration.

         Dividends are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

         The net investment income of the Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. See "Purchase of Shares" and "Redemption of Shares" in the Prospectus.


                                 NET ASSET VALUE

         The method for determining the Fund's net asset value is summarized in the Prospectus in the text following the heading "Valuation of Shares." The net asset value of the Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                             PERFORMANCE COMPARISONS


         Total return quoted in advertising and sales literature reflects all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value during the period.

         The Fund's total return must be displayed in any advertisement containing the Fund's yield. Total return is the average annual total return for the 1-, 5- and 10-year period ended on the date of the most recent balance sheet included in the Statement of Additional Information, computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:


                           P(1 + T)n = ERV

Where:

          P    =    a hypothetical initial investment of $1000

          T    =    average annual total return

          n    =    number of years

          ERV  =    ending redeemable value of a hypothetical
                    $1000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-or 10-year periods (or fractions thereof).

         Because the Fund has not had a registration in effect for 1, 5 or 10 years, the period during which the registration has been effective shall be substituted.

         Average annual total return is calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period and then calculating the annual compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent average figures as opposed to actual year-to-year performance.

         In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.

         The Fund's performance may be compared with the performance of other funds with comparable investment objectives, tracked by fund rating services or with other indexes of market performance. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; data provided by the Investment Company Institute; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

         The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

               Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

               Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

               CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

         Independent publications may also evaluate the Fund's performance. The Fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

         Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of the Fund's performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the Fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.


               The Dow Jones Industrial Average is an index of 30 common stocks frequently used as a general measure of stock market performance.

               Standard & Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

         Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Spitzer & Feldman P.C., 405 Park Avenue, New York, New York 10022. [McGladrey & Pullen LLP, 555 Fifth Avenue, New York, New York 10017] have been selected as independent accountants for the Fund.


                                OTHER INFORMATION

         The Adviser has been registered with the Securities Exchange Commission
(SEC) under the Investment Advisers Act of 1940 since __________, 199_. The Fund has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of the Fund or the Adviser by the SEC.

         For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.



                              FINANCIAL STATEMENTS


                             [Audited balance sheet]

                                     PART C

ITEM 23.          EXHIBITS:

                  * (1)    Articles of Incorporation.

                  * (2)    Bylaws of the Fund.

                    (3)    Not Applicable.

                  **(4)    Investment Advisory Agreement.

                  **(5)    Distribution Agreement.

                    (6)    Not Applicable.

                  **(7)    Custody Agreement.

                  **(8)    Administrative Service Agreement.

                  **(9) Opinion of Spitzer & Feldman P.C. as to the legality of the securities being registered, including their consent to the filing thereof and as to the use of their names in the Prospectus.

                  **(10)   Consent of _______________________,
                           independent accountants.

                    (11)   Not Applicable.

                   **(12)  Subscription Letter.

                     (13)  Not Applicable.

                   **(14)  Financial Data Schedule

                     (15)  Not Applicable


-----------------------
* Filed with the Securities and Exchange Commission herewith as an Exhibit to the Registrant's Registration Statement on October __, 1998.
**        To be filed by amendment.

ITEM 24.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
               REGISTRANT.

               Not applicable

ITEM 25.       INDEMNIFICATION.

               (a) In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:

                    "NINTH:(1) The Corporation shall indemnify (i) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                    (2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

ITEM 26.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         The Moneypaper Advisors, Inc. serves as investment adviser to the Fund. Set forth below are the names of the directors and officers of the Adviser:

               Vita Nelson                  President and CEO, CFO and
                                            Director

ITEM 27.          PRINCIPAL UNDERWRITER.

         (a) The principal underwriter of the Fund's shares currently acts as a principal underwriter for other investment companies.

         (b) The following table contains information with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20:

         (1)               (2)                                (3)
NAME AND PRINCIPAL         POSITIONS AND OFFICES           POSITIONS AND OFFICES
 BUSINESS ADDRESS*           WITH UNDERWRITER                WITH REGISTRANT

Michael Miola                Treasurer, Director              President, CFO and
The Hauppauge                Chairman                               Director
 Corporate Center
150 Motor Parkway
Hauppauge, NY 11788


ITEM 28.          LOCATION OF ACCOUNTS AND RECORDS.

         The accounts and records of the Fund are located, in whole or in part, at the office of the Fund and the Administrator: American Data Services, Inc., The Hauppauge Corporate Center, 150

Motor Parkway, Hauppauge, New York 11788. The Custodian's records are located at its offices at _____________________. the Adviser's records are located at its offices at 1010 Mamaroneck Avenue, Mamaroneck, New York 10543.

ITEM 29           MANAGEMENT SERVICES.

                  Not Applicable


ITEM 30.          UNDERTAKINGS.

                  to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from any persons in excess of 25 if the Fund proposes to raise its initial capital pursuant to Section 14(a)(3) of the 1940 Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mamaroneck and State of New York, on the 9th day of October, 1998.


                                           MP 63 FUND, INC.


                                           By:/S/ VITA NELSON
                                              ----------------------------
                                              Vita Nelson, President



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.



/S/ VITA NELSON                                                  October 9, 1998
-------------------
    Vita Nelson                     Directors, Chairman of the
                                    Board and Chief Executive
                                    Officer


/S/ MICHAEL MIOLA                                                October 9, 1998
-------------------
    Michael Miola                   Director




     The above persons signing as Director are all of the members of the Fund's Board of Directors.
Michael Miola